FULTON FINANCIAL CORPORATION
SUMMARY CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)
dollars in thousands, except per-share data and percentages
	Three Months Ended
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
	2018	2018	2018	2018	2017
Ending Balances
Investments	$2,686,973	$2,635,413	$2,593,283	$2,592,823	$2,547,956
Loans, net of unearned income	16,165,800	15,925,093	15,792,969	15,696,284	15,768,247
Total assets	20,682,152	20,364,810	20,172,539	19,948,941	20,036,905
Deposits	16,376,159	16,249,014	15,599,799	15,477,103	15,797,532
Shareholders' equity	2,247,573	2,283,014	2,245,785	2,235,493	2,229,857

Average Balances
Investments	$2,646,266	$2,596,414	$2,601,705	$2,556,986	$2,566,337
Loans, net of unearned income	15,965,637	15,862,143	15,768,377	15,661,032	15,560,185
Total assets	20,512,130	20,273,232	20,063,375	19,876,093	20,072,579
Deposits	16,413,066	15,967,234	15,517,424	15,420,312	16,056,789
Shareholders' equity	2,281,669	2,269,093	2,246,904	2,224,615	2,237,031

Income Statement
Net interest income	$162,944	$160,127	$156,067	$151,318	$149,413
Provision for credit losses	8,200	1,620	33,117	3,970	6,730
Non-interest income	49,523	51,033	49,094	45,875	56,956
Non-interest expense	140,685	135,413	133,345	136,661	138,452
Income before taxes	63,582	74,127	38,699	56,562	61,187
Net income	58,083	65,633	35,197	49,480	34,001
Pre-provision net revenue(1)	78,320	77,370	73,449	62,150	69,361

Per Share
Net income (basic)	$0.33	$0.37	$0.20	$0.28	$0.19
Net income (diluted)	0.33	0.37	0.20	0.28	0.19
Cash dividends	0.16	0.12	0.12	0.12	0.14
Tangible common equity(1)	10.08	9.95	9.75	9.71	9.70
Weighted average shares (basic)	174,571	175,942	175,764	175,303	175,132
Weighted average shares (diluted)	175,473	177,128	176,844	176,568	176,374

Asset Quality
Net charge-offs to average loans (annualized)	0.17%	0.08%	1.01%	0.10%	0.14%
Non-performing loans to total loans	0.86%	0.75%	0.78%	0.86%	0.85%
Non-performing assets to total assets	0.73%	0.64%	0.67%	0.73%	0.72%
Allowance for credit losses to loans outstanding	1.05%	1.05%	1.07%	1.12%	1.12%
Allowance for loan losses to loans outstanding	0.99%	0.99%	0.99%	1.04%	1.08%
Allowance for credit losses to non-performing loans	121.29%	139.74%	136.77%	130.73%	130.67%
Allowance for loan losses to non-performing loans	114.93%	131.40%	126.11%	121.22%	126.08%
Non-performing assets to tangible shareholders' equity and allowance for credit losses(1)	7.97%	6.81%	7.16%	7.73%	7.71%
Total delinquency rate	1.08%	1.15%	1.18%	1.19%	1.24%

Profitability
Return on average assets	1.12%	1.28%	0.70%	1.01%	0.67%
Return on average shareholders' equity	10.10%	11.48%	6.28%	9.02%	6.03%
Return on average shareholders' equity (tangible)(1)	13.17%	14.99%	8.23%	11.85%	7.91%
Net interest margin	3.44%	3.42%	3.39%	3.35%	3.29%
Efficiency ratio(1)	62.2%	62.5%	63.3%	67.5%	64.2%

Capital Ratios
Tangible common equity ratio(1)	8.52%	8.83%	8.73%	8.78%	8.71%
Tier 1 leverage ratio(2)	8.92%	9.34%	9.20%	9.20%	8.93%
Common equity Tier 1 capital ratio(2)	10.24%	10.80%	10.60%	10.70%	10.38%
Tier 1 capital ratio(2)	10.24%	10.80%	10.60%	10.70%	10.38%
Total risk-based capital ratio(2)	12.74%	13.34%	13.20%	13.30%	13.02%

Financial information, as adjusted (3)
Net income					$49,635
Net income per share, diluted					$0.28
Return on average assets					0.98%
Return on average shareholders' equity					8.80%
Return on average shareholders' equity (tangible)					11.55%

(1) Please refer to the calculation on the page titled “Reconciliation of Non-GAAP Measures” at the end of this document.
(2) Regulatory capital ratios as of December 31, 2018 are preliminary and prior periods are actual.
(3)Excluding the re-measurement of net deferred tax assets of $15.6 million, which is considered a Non-GAAP financial measure. Please refer to the calculation and management’s reasons for using this measure on the page titled “Reconciliation of Non-GAAP Measures" at the end of this document.

Exhibit 99.2

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
						% Change from
	December 31	September 30	June 30	March 31	December 31	September 30	December 31
	2018	2018	2018	2018	2017	2018	2017
ASSETS
Cash and due from banks	$103,436	$90,361	$99,742	$100,151	$108,291	14.5%	(4.5)%
Other interest-earning assets	421,534	388,256	364,802	267,806	354,566	8.6%	18.9%
Loans held for sale	27,099	27,525	35,898	23,450	31,530	(1.5)%	(14.1)%
Investment securities	2,686,973	2,635,413	2,593,283	2,592,823	2,547,956	2.0%	5.5%
Loans, net of unearned income	16,165,800	15,925,093	15,792,969	15,696,284	15,768,247	1.5%	2.5%
Allowance for loan losses	(160,537)	(157,810)	(156,050)	(163,217)	(169,910)	1.7%	(5.5)%
Net loans	16,005,263	15,767,283	15,636,919	15,533,067	15,598,337	1.5%	2.6%
Premises and equipment	234,529	231,236	230,195	230,313	222,802	1.4%	5.3%
Accrued interest receivable	58,879	58,584	55,208	53,060	52,910	0.5%	11.3%
Goodwill and intangible assets	531,556	531,556	531,556	531,556	531,556	—%	—%
Other assets	612,883	634,596	624,936	616,715	588,957	(3.4)%	4.1%
Total Assets	$20,682,152	$20,364,810	$20,172,539	$19,948,941	$20,036,905	1.6%	3.2%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$16,376,159	$16,249,014	$15,599,799	$15,477,103	$15,797,532	0.8%	3.7%
Short-term borrowings	754,777	485,565	983,833	937,852	617,524	55.4%	22.2%
Other liabilities	311,364	355,102	351,174	359,994	353,646	(12.3)%	(12.0)%
FHLB advances and long-term debt	992,279	992,115	991,948	938,499	1,038,346	—%	(4.4)%
Total Liabilities	18,434,579	18,081,796	17,926,754	17,713,448	17,807,048	2.0%	3.5%
Shareholders' equity	2,247,573	2,283,014	2,245,785	2,235,493	2,229,857	(1.6)%	0.8%
Total Liabilities and Shareholders' Equity	$20,682,152	$20,364,810	$20,172,539	$19,948,941	$20,036,905	1.6%	3.2%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$6,434,285	$6,337,984	$6,304,475	$6,332,508	$6,364,804	1.5%	1.1%
Commercial - industrial, financial and agricultural	4,404,548	4,288,823	4,264,602	4,299,072	4,300,297	2.7%	2.4%
Real estate - residential mortgage	2,251,044	2,173,548	2,094,530	1,976,524	1,954,711	3.6%	15.2%
Real estate - home equity	1,452,137	1,469,152	1,491,395	1,514,241	1,559,719	(1.2)%	(6.9)%
Real estate - construction	916,599	979,857	990,705	976,131	1,006,935	(6.5)%	(9.0)%
Consumer	419,186	390,708	360,315	326,766	313,783	7.3%	33.6%
Leasing and other	288,001	285,021	286,947	271,042	267,998	1.0%	7.5%
Total Loans, net of unearned income	$16,165,800	$15,925,093	$15,792,969	$15,696,284	$15,768,247	1.5%	2.5%
Deposits, by type:
Noninterest-bearing demand	$4,310,105	$4,216,064	$4,324,659	$4,291,821	$4,437,294	2.2%	(2.9)%
Interest-bearing demand	4,240,974	4,289,181	3,854,680	3,984,423	4,018,107	(1.1)%	5.5%
Savings and money market accounts	4,926,937	4,878,982	4,597,510	4,487,277	4,586,746	1.0%	7.4%
Total demand and savings	13,478,016	13,384,227	12,776,849	12,763,521	13,042,147	0.7%	3.3%
Brokered deposits	176,239	164,601	161,447	64,195	90,473	7.1%	94.8%
Time deposits	2,721,904	2,700,186	2,661,503	2,649,387	2,664,912	0.8%	2.1%
Total Deposits	$16,376,159	$16,249,014	$15,599,799	$15,477,103	$15,797,532	0.8%	3.7%
Short-term borrowings, by type:
Customer repurchase agreements	$118,499	$82,741	$152,594	$165,186	$172,017	43.2%	(31.1)%
Customer short-term promissory notes	326,278	267,824	303,239	342,666	225,507	21.8%	44.7%
Short-term FHLB advances	310,000	85,000	185,000	35,000	—	N/M	N/M
Federal funds purchased	—	50,000	343,000	395,000	220,000	N/M	(100.0)%
Total Short-term Borrowings	$754,777	$485,565	$983,833	$937,852	$617,524	55.4%	22.2%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
in thousands, except per-share data and percentages
	Three Months Ended					% Change from		Year ended
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31	December 31
	2018	2018	2018	2018	2017	2018	2017	2018	2017	% Change
Interest Income:
Interest income	$200,609	$194,048	$186,170	$177,687	$174,987	3.4%	14.6%	$758,514	$668,866	13.4%
Interest expense	37,665	33,921	30,103	26,369	25,574	11.0%	47.3%	128,058	93,502	37.0%
Net Interest Income	162,944	160,127	156,067	151,318	149,413	1.8%	9.1%	630,456	575,364	9.6%
Provision for credit losses	8,200	1,620	33,117	3,970	6,730	N/M	21.8%	46,907	23,305	101.3%
Net Interest Income after Provision	154,744	158,507	122,950	147,348	142,683	(2.4)%	8.5%	583,549	552,059	5.7%
Non-Interest Income:
Other service charges and fees:
Merchant fees	4,366	5,006	4,920	4,115	4,308	(12.8)%	1.3%	18,407	16,845	9.3%
Debit card income	3,214	3,604	3,077	2,817	3,526	(10.8)%	(8.8)%	12,712	11,905	6.8%
Commercial loan interest rate swap fees	2,540	3,607	2,393	1,291	2,914	(29.6)%	(12.8)%	9,831	11,694	(15.9)%
Letter of credit fees	1,001	983	956	992	1,037	1.8%	(3.5)%	3,932	4,403	(10.7)%
Foreign exchange income	484	542	591	533	510	(10.7)%	(5.1)%	2,150	1,759	22.2%
Other	1,655	1,691	1,728	1,671	1,534	(2.1)%	7.9%	6,745	6,253	7.9%
Total	13,260	15,433	13,665	11,419	13,829	(14.1)%	(4.1)%	53,777	52,859	1.7%
Investment management and trust services	13,408	13,066	12,803	12,871	13,152	2.6%	1.9%	52,148	49,249	5.9%
Service charges on deposit accounts:
Overdraft fees	5,432	5,167	5,092	5,145	5,609	5.1%	(3.2)%	20,836	22,569	(7.7)%
Cash management fees	4,340	4,472	4,452	4,317	3,669	(3.0)%	18.3%	17,581	14,444	21.7%
Other	2,626	2,620	2,726	2,500	3,392	0.2%	(22.6)%	10,472	13,993	(25.2)%
Total	12,398	12,259	12,270	11,962	12,670	1.1%	(2.1)%	48,889	51,006	(4.2)%
Mortgage banking income	4,774	4,896	5,163	4,193	4,386	(2.5)%	8.8%	19,026	19,928	(4.5)%
Other:
Credit card income	3,041	3,080	2,866	2,816	2,778	(1.3)%	9.5%	11,803	10,920	8.1%
Small business administration lending income	741	530	846	357	1,355	39.8%	(45.3)%	2,474	3,511	(29.5)%
Other income	1,901	1,755	1,477	2,238	6,854	8.3%	(72.3)%	7,371	11,430	(35.5)%
Total	5,683	5,365	5,189	5,411	10,987	5.9%	(48.3)%	21,648	25,861	(16.3)%
Non-Interest Income before Investment Securities Gains	49,523	51,019	49,090	45,856	55,024	(2.9)%	(10.0)%	195,488	198,903	(1.7)%
Investment securities gains	—	14	4	19	1,932	N/M	N/M	37	9,071	(99.6)%
Total Non-Interest Income	49,523	51,033	49,094	45,875	56,956	(3.0)%	(13.1)%	195,525	207,974	(6.0)%
Non-Interest Expense:
Salaries and employee benefits	75,745	76,770	74,919	75,768	73,504	(1.3)%	3.0%	303,202	290,130	4.5%
Net occupancy expense	12,708	12,578	12,760	13,632	12,549	1.0%	1.3%	51,678	49,708	4.0%
Data processing and software	10,203	10,157	10,453	10,473	10,401	0.5%	(1.9)%	41,286	38,735	6.6%
Other outside services	8,944	9,122	7,568	8,124	7,665	(2.0)%	16.7%	33,758	27,501	22.8%
Amortization of tax credit investments	6,538	1,637	1,637	1,637	3,376	N/M	93.7%	11,449	11,028	3.8%
Professional fees	3,546	3,427	2,372	4,816	3,632	3.5%	(2.4)%	14,161	12,688	11.6%
Equipment expense	3,275	3,000	3,434	3,534	3,244	9.2%	1.0%	13,243	12,935	2.4%
FDIC insurance expense	2,563	2,814	2,663	2,953	3,618	(8.9)%	(29.2)%	10,993	11,049	(0.5)%
Marketing	1,577	2,692	2,335	2,250	1,725	(41.4)%	(8.6)%	8,854	8,034	10.2%
Other	15,586	13,216	15,204	13,474	18,738	17.9%	(16.8)%	57,480	63,771	(9.9)%
Total Non-Interest Expense	140,685	135,413	133,345	136,661	138,452	3.9%	1.6%	546,104	525,579	3.9%
Income Before Income Taxes	63,582	74,127	38,699	56,562	61,187	(14.2)%	3.9%	232,970	234,454	(0.6)%
Income tax expense	5,499	8,494	3,502	7,082	27,186	(35.3)%	(79.8)%	24,577	62,701	(60.8)%
Net Income	$58,083	$65,633	$35,197	$49,480	$34,001	(11.5)%	70.8%	$208,393	$171,753	21.3%
PER SHARE:
Net income:
Basic	$0.33	$0.37	$0.20	$0.28	$0.19	(10.8)%	73.7%	$1.19	$0.98	21.4%
Diluted	0.33	0.37	0.20	0.28	0.19	(10.8)%	73.7%	1.18	0.98	20.4%
Cash dividends	0.16	0.12	0.12	0.12	0.14	33.3%	14.3%	0.52	0.47	10.6%
Weighted average shares (basic)	174,571	175,942	175,764	175,303	175,132	(0.8)%	(0.3)%	175,395	174,721	0.4%
Weighted average shares (diluted)	175,473	177,128	176,844	176,568	176,374	(0.9)%	(0.5)%	176,543	175,932	0.3%
N/M - not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Three Months Ended
	December 31, 2018			September 30, 2018			December 31, 2017
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$15,965,637	$182,358	4.54%	$15,862,143	$177,329	4.44%	$15,560,185	$162,050	4.14%
Taxable investment securities	2,283,897	15,005	2.74%	2,239,837	13,956	2.49%	2,177,833	12,218	2.24%
Tax-exempt investment securities	426,872	3,978	3.71%	415,908	3,841	3.67%	411,398	4.526	4.40%
Equity securities	—	—	—%	—	—	—%	2,219	33	5.91%
Total Investment Securities	2,710,769	18,983	2.80%	2,655,745	17,797	2.68%	2,591,450	16.777	2.59%
Loans held for sale	22,361	271	4.85%	27,195	388	5.71%	21,874	245	4.48%
Other interest-earning assets	492,529	2,177	1.76%	416,129	1,601	1.53%	571,981	1,755	1.22%
Total Interest-earning Assets	19,191,296	203,789	4.22%	18,961,212	197,115	4.13%	18,745,490	180.827	3.83%
Noninterest-earning assets:
Cash and due from banks	111,252			100,568			112,958
Premises and equipment	233,445			231,280			223,698
Other assets	1,131,548			1,137,293			1,163,686
Less: allowance for loan losses	(155,411)			(157,121)			(173,253)
Total Assets	$20,512,130			$20,273,232			$20,072,579
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$4,225.157	$7,448	0.70%	$4,116,051	$6,378	0.61%	$4,037,879	$4,111	0.40%
Savings deposits	4,979.712	9,745	0.78%	4,718,148	7,569	0.64%	4,752,337	4,594	0.38%
Brokered deposits	164,280	969	2.34%	162,467	840	2.05%	105,135	336	1.27%
Time deposits	2,722.141	9,997	1.46%	2,672,548	9,032	1.34%	2,706,982	8,041	1.18%
Total Interest-bearing Deposits	12,091,290	28,159	0.92%	11,669,214	23,819	0.81%	11,602,333	17,082	0.58%
Short-term borrowings	504,550	1,410	1.11%	724,132	2,002	1.09%	391,284	372	0.38%
FHLB advances and long-term debt	988,914	8,096	3.26%	988,748	8,100	3.26%	1,038,257	8,120	3.12%
Total Interest-bearing Liabilities	13,584,754	37,665	1.10%	13,382,094	33,921	1.01%	13,031,874	25,574	0.78%
Noninterest-bearing liabilities:
Demand deposits	4,321.776			4,298,020			4,454,456
Other	323.931			324,025			349,218
Total Liabilities	18,230.461			18,004,139			17,835,548
Shareholders' equity	2,281.669			2,269,093			2,237,031
Total Liabilities and Shareholders' Equity	$20,512,130			$20,273,232			$20,072,579
Net interest income/net interest margin (fully taxable equivalent)		166,124	3.44%		163,194	3.42%		155,253	3.29%
Tax equivalent adjustment		(3,180)			(3,067)			(5,840)
Net interest income		$162,944			$160,127			$149,413

(1) Three months ended December 31, 2018 and September 30, 2018 are presented on a fully taxable-equivalent basis using a 21% federal tax rate and statutory interest expense disallowances. December 31, 2017 is presented on a fully taxable-equivalent basis using a 35% federal tax rate and statutory interest expense disallowances.

Note: The weighted average interest rate on total average interest-bearing liabilities and average non-interest bearing demand deposits (“cost of funds”) was 0.84%, 0.76% and 0.58% for the three months ended December 31, 2018, September 30, 2018 and December 31, 2017, respectively.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Three Months Ended					% Change from
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2018	2018	2018	2018	2017	2018	2017
Loans, by type:
Real estate - commercial mortgage	$6,343,024	$6,309,663	$6,298,534	$6,305,821	$6,232,674	0.5%	1.8%
Commercial - industrial, financial and agricultural	4,329,937	4,304,320	4,335,097	4,288,634	4,263,199	0.6%	1.6%
Real estate - residential mortgage	2,209,993	2,142,977	2,026,161	1,958,505	1,926,067	3.1%	14.7%
Real estate - home equity	1,459,647	1,474,011	1,502,936	1,538,974	1,560,713	(1.0)%	(6.5)%
Real estate - construction	931,724	969,575	978,327	984,242	1,004,166	(3.9)%	(7.2)%
Consumer	406,436	375,656	345,572	315,927	312,320	8.2%	30.1%
Leasing and other	284,876	285,941	281,750	268,930	261,046	(0.4)%	9.1%
Total Loans, net of unearned income	$15,965,637	$15,862,143	$15,768,377	$15,661,033	$15,560,185	0.7%	2.6%
Deposits, by type:
Noninterest-bearing demand	$4,321,776	$4,298,020	$4,281,574	$4,246,168	$4,454,456	0.6%	(3.0)%
Interest-bearing demand	4,225,157	4,116,051	3,952,115	3,958,894	4,037,879	2.7%	4.6%
Savings and money market accounts	4,979,712	4,718,148	4,538,083	4,494,445	4,752,337	5.5%	4.8%
Total demand and savings	13,526,645	13,132,219	12,771,772	12,699,507	13,244,672	3.0%	2.1%
Brokered deposits	164,280	162,467	85,242	74,026	105,135	1.1%	56.3%
Time deposits	2,722,141	2,672,548	2,660,410	2,646,779	2,706,982	1.9%	0.6%
Total Deposits	$16,413,066	$15,967,234	$15,517,424	$15,420,312	$16,056,789	2.8%	2.2%
Short-term borrowings, by type:
Customer repurchase agreements	$64,102	$148,660	$162,276	$175,292	$179,948	(56.9)%	(64.4)%
Customer short-term promissory notes	312,742	298,896	316,049	308,725	195,951	4.6%	59.6%
Federal funds purchased	43	145,793	398,297	379,822	15,374	(100.0)%	(99.7)%
Short-term FHLB advances and other borrowings	127,663	130,783	146,538	33,000	11	(2.4)%	N/M
Total Short-term Borrowings	$504,550	$724,132	$1,023,160	$896,839	$391,284	(30.3)%	28.9%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Year Ended December 31
	2018			2017
	Average			Average
	Balance	Interest (1)	Yield/Rate	Balance	Interest (1)	Yield/Rate
ASSETS

Interest-earning assets:
Loans, net of unearned income	$15,815,263	$691,954	4.38%	$15,236,612	$620,803	4.07%
Taxable investment securities	2,246,555	56,039	2.49%	2,132,426	47,029	2.21%
Tax-exempt investment securities	416,119	15,285	3.65%	407,157	17,794	4.37%
Equity securities	126	5	3.97%	8,331	500	6.00%
Total Investment Securities	2,662,800	71,329	2.68%	2,547,914	65,323	2.56%
Loans held for sale	22,970	1,159	5.05%	20,008	876	4.38%
Other interest-earning assets	382,569	6,193	1.62%	451,015	5,066	1.12%
Total Interest-earning Assets	18,883,602	770,635	4.08%	18,255,549	692,068	3.79%

Noninterest-earning assets:
Cash and due from banks	104,595			108,523
Premises and equipment	231,762			219,960
Other assets	1,123,857			1,168,759
Less: allowance for loan losses	(160,614)			(172,424)
Total Assets	$20,183,202			$19,580,367

LIABILITIES AND SHAREHOLDERS' EQUITY

Interest-bearing liabilities:
Demand deposits	$4,063,929	$22,789	0.56%	$3,831,865	$12,976	0.34%
Savings deposits	4,684,023	27,226	0.58%	4,468,205	13,477	0.30%
Brokered deposits	121,863	2,480	2.04%	49,126	613	1.25%
Time deposits	2,675,670	35,217	1.32%	2,721,724	30,726	1.13%
Total Interest-bearing Deposits	11,545,485	87,712	0.76%	11,070,920	57,792	0.52%

Short-term borrowings	785,923	8,489	1.07%	533,564	2,779	0.52%
FHLB advances and long-term debt	977,573	31,857	3.26%	1,034,444	32,932	3.18%
Total Interest-bearing Liabilities	13,308,981	128,058	0.96%	12,638,928	93,503	0.74%

Noninterest-bearing liabilities:
Demand deposits	4,287,121			4,410,301
Other	331,336			337,275
Total Liabilities	17,927,438			17,386,504
Shareholders' equity	2,255,764			2,193,863

Total Liabilities and Shareholders' Equity	$20,183,202			$19,580,367

Net interest income/net interest margin (fully taxable equivalent)		642,577	3.40%		598,565	3.28%
Tax equivalent adjustment		(12,121)			(23,201)

Net interest income		$630,456			$575,364

(1) Year ended December 31, 2018 is presented on a fully taxable-equivalent basis using a 21% federal tax rate and statutory interest expense disallowances. Prior period is presented on a fully taxable-equivalent basis using a 35% federal tax rate and statutory interest expense disallowances.

Note: The weighted average interest rate on total average interest-bearing liabilities and average non-interest bearing demand deposits (“cost of funds”) was 0.73% and 0.55% for the year ended December 31, 2018 and 2017, respectively.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Year Ended
	December 31
	2018	2017	% Change
Loans, by type:
Real estate - commercial mortgage	$6,314,349	$6,161,731	2.5%
Commercial - industrial, financial and agricultural	4,314,584	4,236,810	1.8%
Real estate - residential mortgage	2,085,258	1,779,270	17.2%
Real estate - home equity	1,493,620	1,582,705	(5.6)%
Real estate - construction	965,835	921,879	4.8%
Consumer	361,186	304,162	18.7%
Leasing and other	280,431	250,055	12.1%
Total Loans, net of unearned income	$15,815,263	$15,236,612	3.8%
Deposits, by type:
Noninterest-bearing demand	$4,287,121	$4,410,301	(2.8)%
Interest-bearing demand	4,063,929	3,831,865	6.1%
Savings and money market accounts	4,684,023	4,468,205	4.8%
Total demand and savings	13,035,073	12,710,371	2.6%
Brokered deposits	121,863	49,126	148.1%
Time deposits	2,675,670	2,721,724	(1.7)%
Total Deposits	$15,832,606	$15,481,221	2.3%
Short-term borrowings, by type:
Customer repurchase agreements	$138,198	$188,769	(26.8)%
Customer short-term promissory notes	308,470	108,649	183.9%
Federal funds purchased	229,715	163,102	40.8%
Short-term FHLB advances and other borrowings	109,540	73,044	50.0%
Total Short-term Borrowings	$785,923	$533,564	47.3%

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Three Months Ended					Year Ended
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Dec 31
	2018	2018	2018	2018	2017	2018	2017
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$167,826	$169,247	$176,019	$176,084	$174,749	$176,084	$171,325
Loans charged off:
Commercial - industrial, financial and agricultural	(6,263)	(3,541)	(38,632)	(4,005)	(5,473)	(52,441)	(19,067)
Consumer and home equity	(1,884)	(1,415)	(1,528)	(1,300)	(1,071)	(6,127)	(4,567)
Real estate - commercial mortgage	(762)	(650)	(366)	(267)	(220)	(2,045)	(2,169)
Real estate - residential mortgage	(446)	(483)	(483)	(162)	(152)	(1,574)	(687)
Real estate - construction	(392)	(212)	(606)	(158)	—	(1,368)	(3,765)
Leasing and other	(889)	(582)	(545)	(505)	(457)	(2,521)	(3,035)
Total loans charged off	(10,636)	(6,883)	(42,160)	(6,397)	(7,373)	(66,076)	(33,290)
Recoveries of loans previously charged off:
Commercial - industrial, financial and agricultural	2,647	731	541	1,075	941	4,994	7,771
Consumer and home equity	684	607	717	385	466	2,393	1,969
Real estate - commercial mortgage	94	928	321	279	178	1,622	1,668
Real estate - residential mortgage	100	317	96	107	186	620	786
Real estate - construction	415	664	444	306	32	1,829	1,582
Leasing and other	80	595	152	210	175	1,037	968
Recoveries of loans previously charged off	4,020	3,842	2,271	2,362	1,978	12,495	14,744
Net loans recovered (charged off)	(6,616)	(3,041)	(39,889)	(4,035)	(5,395)	(53,581)	(18,546)
Provision for credit losses	8,200	1,620	33,117	3,970	6,730	46,907	23,305
Balance at end of period	$169,410	$167,826	$169,247	$176,019	$176,084	$169,410	$176,084
Net charge-offs (recoveries) to average loans (annualized)	0.17%	0.08%	1.01%	0.10%	0.14%	0.34%	0.12%
NON-PERFORMING ASSETS:
Non-accrual loans	$128,572	$106,433	$111,116	$122,966	$124,749
Loans 90 days past due and accruing	11,106	13,663	12,628	11,676	10,010
Total non-performing loans	139,678	120,096	123,744	134,642	134,759
Other real estate owned	10,518	10,684	11,181	10,744	9,823
Total non-performing assets	$150,196	$130,780	$134,925	$145,386	$144,582
NON-PERFORMING LOANS, BY TYPE:
Commercial - industrial, financial and agricultural	$51,269	$43,391	$44,045	$54,915	$54,309
Real estate - commercial mortgage	32,153	37,393	39,278	36,183	35,446
Real estate - residential mortgage	19,101	19,076	18,888	20,169	20,972
Consumer and home equity	10,178	10,362	12,038	12,272	11,803
Real estate - construction	7,390	9,784	9,319	10,931	12,197
Leasing	19,587	90	176	172	32
Total non-performing loans	$139,678	$120,096	$123,744	$134,642	$134,759
TROUBLED DEBT RESTRUCTURINGS (TDRs), BY TYPE:
Real-estate - residential mortgage	$24,102	$24,810	$25,055	$25,602	$26,016
Consumer and home equity	16,675	16,216	16,212	16,091	15,584
Real-estate - commercial mortgage	15,685	15,690	16,420	18,181	13,959
Commercial - industrial, financial and agricultural	5,143	10,342	11,199	11,740	10,820
Total accruing TDRs	61,605	67,058	68,886	71,614	66,379
Non-accrual TDRs (1)	28,659	23,238	24,743	24,897	29,051
Total TDRs	$90,264	$90,296	$93,629	$96,511	$95,430
(1) Included within non-accrual loans above.

DELINQUENCY RATES, BY TYPE:
	Total Delinquency
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
	2018	2018	2018	2018	2017
Real estate - commercial mortgage	0.69%	0.81%	0.77%	0.77%	0.77%
Commercial - industrial, financial and agricultural	1.02%	1.21%	1.44%	1.48%	1.50%
Real estate - construction	1.08%	1.04%	1.02%	1.12%	1.32%
Real estate - residential mortgage	2.14%	1.95%	1.90%	1.91%	2.04%
Consumer, home equity, leasing and other	1.24%	1.31%	1.22%	1.20%	1.37%
Total
	1.08%	1.15%	1.18%	1.19%	1.24%

FULTON FINANCIAL CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP MEASURES (UNAUDITED)
in thousands, except per share data and percentages

Explanatory note:
This press release contains certain financial information, as detailed below, which has been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). The Corporation has presented these non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's quarterly results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:

	Three Months Ended
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
	2018	2018	2018	2018	2017
Shareholders' equity (tangible), per share
Shareholders' equity	$2,247,573	$2,283,014	$2,245,785	$2,235,493	$2,229,857
Less: Goodwill and intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)
Tangible shareholders' equity (numerator)	$1,716,017	$1,751,458	$1,714,229	$1,703,937	$1,698,301
Shares outstanding, end of period (denominator)	170,184	176,019	175,847	175,404	175,170
Shareholders' equity (tangible), per share	$10.08	$9.95	$9.75	$9.71	$9.70

Return on average common shareholders' equity (tangible)
Net Income - Numerator	$58,083	$65,633	$35,197	$49,480	$34,001

Average shareholders' equity	$2,281,669	$2,269,093	$2,246,904	$2,224,615	$2,237,031
Less: Average goodwill and intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)
Average tangible shareholders' equity (denominator)	$1,750,113	$1,737,537	$1,715,348	$1,693,059	$1,705,475
Return on average common shareholders' equity (tangible), annualized	13.17%	14.99%	8.23%	11.85%	7.91%

Tangible Common Equity to Tangible Assets (TCE Ratio)

Shareholders' equity	$2,247,573	$2,283,014	$2,245,785	$2,235,493	$2,229,857
Less: Intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)
Tangible shareholders' equity (numerator)	$1,716,017	$1,751,458	$1,714,229	$1,703,937	$1,698,301

Total assets	$20,682,152	$20,364,810	$20,172,539	$19,948,941	$20,036,905
Less: Intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)
Total tangible assets (denominator)	$20,150,596	$19,833,254	$19,640,983	$19,417,385	$19,505,349

Tangible Common Equity to Tangible Assets	8.52%	8.83%	8.73%	8.78%	8.71%

Efficiency ratio
Non-interest expense	$140,685	$135,413	$133,345	$136,661	$138,452
Less: Amortization of tax credit investments	(6,538)	(1,637)	(1,637)	(1,637)	(3,376)
Non-interest expense (numerator)	$134,147	$133,776	$131,708	$135,024	$135,076

Net interest income (fully taxable equivalent)	$166,124	$163,194	$159,027	$154,232	$155,253
Plus: Total Non-interest income	49,523	51,033	49,094	45,875	56,956
Less: Investment securities gains	—	(14)	(4)	(19)	(1,932)
Net interest income (denominator)	$215,647	$214,213	$208,117	$200,088	$210,277
Efficiency ratio	62.2%	62.5%	63.3%	67.5%	64.2%

Non-performing assets to tangible common shareholders' equity and allowance for credit losses
Non-performing assets (numerator)	$150,196	$130,780	$134,925	$145,386	$144,582

Tangible shareholders' equity	$1,716,017	$1,751,458	1,714,229	1,703,937	$1,698,301
Plus: Allowance for credit losses	169,410	167,826	169,247	176,019	176,084
Tangible shareholders' equity and allowance for credit losses (denominator)	$1,885,427	$1,919,284	$1,883,476	$1,879,956	$1,874,385
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	7.97%	6.81%	7.16%	7.73%	7.71%

Pre-provision net revenue
Net interest income	$162,944	$160,127	$156,067	$151,318	$149,413
Non-interest income	49,523	51,033	49,094	45,875	56,956
Less: Investment securities gains	—	(14)	(4)	(19)	(1,932)
Total revenue	$212,467	$211,146	$205,157	$197,174	$204,437

Non-interest expense	$140,685	$135,413	$133,345	$136,661	$138,452
Less: Amortization of tax credit investments (1)	(6,538)	(1,637)	(1,637)	(1,637)	(3,376)
Total non-interest expense, as adjusted	$134,147	$133,776	$131,708	$135,024	$135,076

Pre-provision net revenue	$78,320	$77,370	$73,449	$62,150	$69,361

Reconciliation of Net Income; Net Income per share, diluted; and Selected Financial Ratios, adjusted to exclude the charge recognized in the fourth quarter of 2017 related to the estimated re-measurement of net deferred tax assets:

Diluted earnings per share
Net income	$34,001
Plus: Estimated re-measurement of net deferred tax assets	15,634
Net Income, adjusted (numerator)	$49,635

Weighted average shares (diluted) (denominator)	176,374

Net income per share, diluted	$0.28

Return on average assets
Net income	$34,001
Plus: Estimated re-measurement of net deferred tax assets	15,634
Net Income, adjusted (numerator)	$49,635

Average assets (denominator)	$20,072,579

Return on average assets, annualized	0.98%

Return on average shareholders' equity
Net income	$34,001
Plus: Estimated re-measurement of net deferred tax assets	15,634
Net Income, adjusted (numerator)	$49,635

Average shareholders' equity (denominator)	$2,237,031

Return on average shareholders' equity, annualized	8.80%

Return on average shareholders' equity (tangible)
Net Income, as reported	$34,001
Plus: Estimated re-measurement of net deferred tax assets	15,634
Net Income, adjusted (numerator)	$49,635

Average shareholders' equity	$2,237,031
Less: Average goodwill and intangible assets	(531,556)
Average tangible shareholders' equity (denominator)	$1,705,475

Return on average shareholders' equity (tangible), annualized	11.55%